                                                                    Exhibit 24.3

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick Kron, Henri Poupart-Lafarge and Donna Vitter, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in any and all capacities, this Post-Effective Amendment No. 1 to the
Registration Statement on Form S-8 with respect to the ALSTOM Stock Option Plan
No. 3 July 24, 2001 and the ALSTOM Stock Option Plan January 8, 2002 and any and
all additional amendments (including post-effective amendments) to such
Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange
Commission. Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. The undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 14th day of June, 2005.

/s/ Patrick Kron                        /s/ Pascal Colombani
-----------------------------------     -----------------------------------
Patrick Kron                            Pascal Colombani

/s/ Henri Poupart- Lafarge              /s/ Georges Chodron de Courcel
-----------------------------------     -----------------------------------
Henri Poupart- Lafarge                  Georges Chodron de Courcel

/s/ James Milner                        /s/ Gérard Hauser
-----------------------------------     -----------------------------------
James Milner                            Gérard Hauser

/s/ Jean-Paul Béchat
-----------------------------------     -----------------------------------
Jean-Paul Béchat                        James W. Leng

/s/ Candace K. Beinecke
-----------------------------------     -----------------------------------
Candace Beinecke                        Francis Mer

/s/ James Brian Cronin                  /s/ Denis Samuel-Lajeunesse
-----------------------------------     -----------------------------------
James B. Cronin                         Denis Samuel-Lajeunesse

                                                                    Exhibit 24.3

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick Kron, Henri Poupart-Lafarge and Donna Vitter, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in any and all capacities, this Post-Effective Amendment No. 1 to the
Registration Statement on Form S-8 with respect to the ALSTOM Stock Option Plan
No. 3 July 24, 2001 and the ALSTOM Stock Option Plan January 8, 2002 and any and
all additional amendments (including post-effective amendments) to such
Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange
Commission. Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. The undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 14th day of June, 2005.

                                        /s/ Thomas E. Liggett
                                        -----------------------------------
                                        Thomas E. Liggett